EXHIBIT 10.21

            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      This THIRD AMENDMENT to AMENDED AND RESTATED CREDIT AGREEMENT (this "THIRD Amendment") executed effective as of January 31, 2000 (the "EFFECTIVE DATE"), is by and among CASTLE DENTAL CENTERS, INC., a Delaware corporation ("BORROWER"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), a national banking association (in its individual capacity, "BANK OF AMERICA"), as agent (in such capacity, "AGENT") for each of the lenders that is a signatory hereto (individually, together with its successors and assigns, "LENDER" and collectively, "LENDERS") and such Lenders.

                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 18, 1998, as amended by First Amendment to Amended and Restated Credit Agreement dated as of July 20, 1999, as amended by Second Amendment to Amended and Restated Credit Agreement dated as of September 30, 1999 (such Amended and Restated Credit Agreement as amended and as the same may be further amended from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

      WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement, and the Agent and the Lenders have agreed to amend the Credit Agreement in the particulars hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

      1. TERMS DEFINED ABOVE. As used in this Third Amendment, each of the terms "Agent," "Bank of America," "Borrower," "Credit Agreement," "Effective Date," "Lenders," and "Third Amendment" shall have the meaning assigned to such term herein above.

      2. TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      3. OTHER DEFINITIONAL PROVISIONS. The words "hereby," "herein," "hereinafter," "hereof," "hereto," and "hereunder" when used in this Third Amendment shall refer to this Third Amendment as a whole and not to any particular paragraph or provision of this Third Amendment.

      4. AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS.

      (1) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

            "AGREEMENT" shall mean this Amended and Restated Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, and the Third Amendment and as the same may from time to time be further amended or supplemented.

            "SUBORDINATED DEBT" shall mean the Debt of the Borrower or any Subsidiary that is subordinated to the Indebtedness pursuant to a subordination agreement substantially in the form of Exhibit H or otherwise on terms satisfactory to the Majority Lenders.

      (2) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

            "EFFECTIVE DATE" shall mean the Effective Date of this Third Amendment.

            "THIRD AMENDMENT" shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of the Effective Date, by and among the Borrower, the Agent and Lenders.

            "NEW MEZZANINE FINANCING" shall mean Subordinated Debt issued by the Borrower pursuant to which net cash proceeds to the Borrower shall be up to but not to exceed $20,000,000, provided such New Mezzanine Financing is upon terms satisfactory to the Majority Lenders.

            "SETTLEMENT AGREEMENT" shall mean that certain letter agreement dated as of January 28, 2000 among the Company, Castle Dental Centers of California, Inc. and the Persons referred to therein as the "DCS Parties".

5. AMENDMENT TO SECTION 2.03(A). Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "The Aggregate Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or increases pursuant to
      Section 2.03(d) or (ii) the Borrowing Base as determined from time to time."

6. AMENDMENT TO SECTION 8.01(H). Section 8.01(h) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

            "Borrower shall issue an additional borrowing base report as of September 30, 1999 on January 20, 2000 which shall reflect on a pro forma basis all Debt outstanding on January 20, 2000 and include, without limitation, the effects of the New Mezzanine Financing."

7. AMENDMENT TO SECTION 8.11. Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "The Borrower hereby covenants and agrees that, beginning 20 Business Days after the Effective Date, Borrower shall maintain at all times Hedging Agreements with one of the Lenders, or with another party reasonably acceptable to the Majority Lenders, whereby the Borrower will swap the floating interest rate relating to 50% of Borrower's Total Funded Debt for a fixed rate relating to such amount."

8. AMENDMENT TO SECTION 9.11. Section 9.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Section 9.11 RATIO OF TOTAL FUNDED DEBT TO CAPITALIZATION. For the four fiscal quarters ending on December 31, 1999, March 31, 2000, June 30, 2000, and September 30, 2000, the Borrower will not permit its ratio of Total Funded Debt to Capitalization to be greater than .65 to 1.0. For the one fiscal quarter ending on December 31, 2000, the Borrower will not permit its ratio of Total Funded Debt to Capitalization to be greater than .625 to 1.0. For each fiscal quarter thereafter, the Borrower will not permit its ratio of Total Funded Debt to Capitalization as of the end of any fiscal quarter to be greater than .60 to 1.0."

9. AMENDMENT TO SECTION 9.14. Section 9.14 of the Credit Agreement is hereby amended by deleting the chart contained therein in its entirety and replacing it with the following:

             ------------- ---------------------------------
                 RATIO                  PERIOD
             ------------- ---------------------------------
             1.10 to 1.00  from the Effective Date through
                           and including 3/31/2001
             ------------- ---------------------------------
             1.15 to 1.00  from 6/30/2001 and thereafter
             ------------- ---------------------------------

10. AMENDMENT TO SECTION 9.16. Section 9.16 of the Credit Agreement is hereby amended in its entirety to hereafter read as follows:

            "Section 9.16 CAPITAL EXPENDITURES. Without the prior written consent of the Majority Lenders, the Borrower will not make any expenditures for fixed or capital assets if, after giving effect thereto, the aggregate of all such expenditures would, in the case of the 12 month periods ending at the end of the fiscal quarters ending on December 31, 1999, March 31, 2000 and June 30, 2000 respectively, exceed $11,000,000, and in the case of each 12 month period ending at the end of each fiscal quarter thereafter, exceed $10,000,000."

11. AMENDMENT - NEW SECTION 9.24. A new Section 9.24 to Article IX is hereby added to read as follows:

      "Section 9.24 PRE-PAYMENT OF NEW MEZZANINE FINANCING. Neither the Borrower nor any Subsidiary will directly or indirectly prepay any sums outstanding on the New Mezzanine Financing whether voluntarily, mandatorily or through any redemption pursuant to the Stockholders Agreement dated January 31, 2000, between the Borrower, Heller Financial, Inc. and Midwest Mezzanine Fund II, L.P. (the "STOCKHOLDERS AGREEMENT") or otherwise without the express written consent of the Majority Lenders. In furtherance hereof and in addition, the Borrower will not redeem any "Redeemable Securities" (as defined in the Stockholders Agreement) without the express written consent of the Majority Lenders."

12. AMENDMENT TO EXHIBIT H. Exhibit H to the Credit Agreement is hereby amended to read as Exhibit H attached hereto.

13. LIMITED WAIVER. Borrower's Default with respect to Section 8.11 of the Credit Agreement as it existed prior to the Effective Date is hereby waived. This waiver is effective as of the Effective Date and does not apply to compliance with Section 8.11 after the Effective Date. This limited waiver shall not be deemed to be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement, the Security Agreement, the Guaranty Agreement, or any other Loan Document and shall not prejudice any right or rights which the Lenders may now have or may have in the future under the Credit Agreement, Security Agreement, Guarantee Agreement, or any other Loan Document.

14. CONDITIONS. The effectiveness of this Third Amendment against the Agent and the Lenders is subject to the following conditions precedent:

      (1) the New Mezzanine Financing in an amount of at least $15,000,000 shall have been closed and funded;

      (2) the Agent's receipt of multiple original counterparts, as requested by the Agent, of this Third Amendment, executed and delivered by a duly authorized officer of the Borrower, the Agent, and each Lender, as applicable and ratified by the Guarantors;

      (3) the Agent's receipt of a copy of the Subordinated Note and a fully executed Subordination Agreement in connection therewith;

      (4) the Agent's receipt of such other instruments or documents as the Agent may reasonably request; and

      (5) the "Closing" (as defined in the Settlement Agreement) shall have occurred and payment of the "Full Settlement Amount" (as defined in the Settlement Agreement) shall occur concurrently herewith.

15. REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this Third Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Credit Agreement and the Security Instruments shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date (except to the extent such representations and warranties are expressly limited to an earlier date).

16. ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

17. SUCCESSORS AND ASSIGNS. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

18. COUNTERPARTS. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Third Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Third Amendment by each necessary party hereto and shall constitute one instrument.

19. ENTIRE AGREEMENT. This Third Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Third Amendment.

20. GOVERNING LAW. This Third Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

      THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           CASTLE DENTAL CENTERS, INC.


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


LENDER AND AGENT:                   BANK OF AMERICA, N.A. (formerly known as
                                    NationsBank, N.A.)


                                    By _________________________________________
                                          Matt Bryant, Vice President

LENDERS:                            BANKBOSTON, N.A.


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


                                    AMSOUTH BANK


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________


                                    HELLER FINANCIAL, INC.


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                  RATIFICATION

      Each of the Guarantors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under its Guaranty Agreement, in favor of the Agent and the Lenders, as amended, supplemented or otherwise modified, (iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

GUARANTORS:                         CASTLE DENTAL CENTERS OF FLORIDA, INC.

                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer

                                    CASTLE DENTAL CENTERS OF TENNESSEE, INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer


                                    CASTLE DENTAL CENTERS OF TEXAS, INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer



                                    CDC OF CALIFORNIA, INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer

                                    CASTLE DENTAL CENTERS OF CALIFORNIA, L.L.C.

                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer


                                    DENTAL WORLD, INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer


                                    CASTLE DENTAL CENTERS OF AUSTIN,  INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer


                                    DENTCOR, INC.


                                    By: ________________________________________
                                          Jack H. Castle, Jr.
                                          Chairman & Chief Executive Officer

                                    EXHIBIT H

                        FORM OF SUBORDINATION AGREEMENT

      This Subordination Agreement dated as of _____________ ("AGREEMENT"), is made by ____________________________ ("SUBORDINATED CREDITOR"), and CASTLE DENTAL CENTERS, INC., a Delaware corporation ("DEBTOR"), in favor of NATIONSBANK, N.A., as agent for the senior creditors defined below ("AGENT").

                                 INTRODUCTION

      Reference is made to the Amended and Restated Credit Agreement dated as of December 18, 1998 (as modified from time to time, the "CREDIT AGREEMENT"), among the Debtor, the Agent and the banks party thereto ("SENIOR CREDITORS"). It is a condition precedent to the Senior Creditors' permitting the Debtor to incur the indebtedness represented by the Subordinated Note that the Subordinated Creditor enter into this Agreement. In consideration of the foregoing and for other good and valuable consideration, the Subordinated Creditor, the Debtor, and the Senior Creditors hereby agree as follows:

Section 1.  DEFINITIONS.  The following terms shall have the following meanings:

      "EVENT OF DEFAULT" means any "Default" or "Event of Default" as defined in, and which may occur under, the Credit Agreement.

      "LOAN DOCUMENTS" shall have the meaning specified by the Credit Agreement.

      "SENIOR DEBT" means (a) all principal, interest (including interest accruing after the commencement of a Bankruptcy Event, without regard to whether or not such interest is an allowed claim), fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor and its Subsidiaries to Senior Creditors under the Credit Agreement, the Loan Documents, and any other instrument or agreement related thereto and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the documents and agreements creating the foregoing obligations.

      "SUBORDINATED DEBT" means all present and future indebtedness, liabilities, and obligations of any kind owed by the Debtor to the Subordinated Creditor, including debt obligations, equity obligations, and other contractual obligations requiring payments of any kind to be made to the Subordinated Creditor, whether such indebtedness, liabilities, and obligations are absolute or contingent, joint, several, or independent, arising by operation of law or contract, created directly with the Subordinated Creditor or acquired by assignment, participation, or otherwise, or direct or indirect (including indebtedness, liabilities, and obligations of the Debtor to the Subordinated Creditor as a result of either's membership in any partnership, syndicate, association, or other group, and whether incurred by the Debtor as principal, guarantor, surety, endorser, accommodation party, or otherwise). Subordinated Debt specifically includes the Subordinated Note.

                                  Exhibit H-1

      "SUBORDINATED NOTE" means the $___________ Note dated as of _______________, made by the Debtor and payable to the order of the Subordinated Creditor, as the same may be increased, extended, rearranged, amended, supplemented, and otherwise modified from time to time in accordance with this Agreement.

Section 2. TERMS OF SUBORDINATION. Unless and until the Senior Debt shall have been irrevocably paid in full in cash, and the Senior Creditors shall have no commitment to extend further Senior Debt, the payment and performance of the Subordinated Debt is hereby made expressly subordinate and junior in right of payment and performance to the prior payment in cash and performance of all obligations and liabilities under the Senior Debt to the extent and in the manner set forth in this Section 2:

      2.1   LIMITATION ON PAYMENTS.

            (a) No payment or prepayment of any sum on the Subordinated Debt, whether by acceleration or otherwise, shall be made, if at the time of such payment, prepayment, or immediately after giving effect thereto there shall exist a default in the payment or prepayment with respect to any of the Senior Debt, or immediately after giving effect thereto (i) there shall exist a default in the payment or prepayment of the principal or interest with respect to any of the Senior Debt or (ii) there shall have occurred, or after giving effect to such payment there shall occur, an Event of Default (other than an Event of Default in the payment of prepayment of principal or interest with respect to any of the Senior Debt) permitting the Senior Creditors to accelerate the maturity thereof (with notice, lapse of time, or both) and such Event of Default shall not have been cured or waived to the satisfaction of the Senior Creditors.

            (b) If at any time there shall occur an Event of Default, the Subordinated Creditor shall not be entitled to receive any payment on the Subordinated Debt before the earlier of (i) cure of the Event of Default to the satisfaction of the Senior Creditors or (ii) the irrevocable payment in full in cash of the Senior Debt and the termination of all commitments to extend Senior Debt.

            (c) In the event that any Subordinated Debt is declared due and payable before their expressed maturity because of the occurrence of an event of default (under circumstances when the provisions of the foregoing paragraphs (a) or (b) are not applicable), the Senior Creditors shall be entitled to receive payment in full of all principal, interest, and other sums outstanding in connection with the Senior Debt before the Subordinated Creditor is entitled to receive any payment on account of such Subordinated Debt.

            (d) Any payments received by the Subordinated Creditor in violation of this Agreement shall be held by the Subordinated Creditor in trust for the benefit of the Senior Creditors and shall be immediately turned over to the Agent in the form received (together with any necessary endorsements) for application to the Senior Debt until all outstanding Senior Debt has been irrevocably paid in full.

      2.2 SUBORDINATION ON LIQUIDATION. Upon any receivership, insolvency proceeding, bankruptcy proceeding, assignment for the benefit of creditors, reorganization, arrangement with creditors, sale of assets for creditors, dissolution, liquidation, or marshalling of the assets of the Debtor or any of its Subsidiaries (each, a "BANKRUPTCY EVENT"), all amounts due with respect to the

                                  Exhibit H-2

Senior Debt shall be irrevocably paid in full in cash before the Subordinated Creditor shall be entitled to collect or receive any payment with respect to the Subordinated Debt. Any payments received by the Subordinated Creditor in such proceedings shall be held by the Subordinated Creditor in trust for the benefit of the Senior Creditors and shall be immediately turned over to the Agent in the form received (together with any necessary endorsements) for application to the Senior Debt until all outstanding Senior Debt has been irrevocably paid in full in cash.

      2.3 SUBORDINATION OF LIENS. The Subordinated Creditor will not create, assume, or suffer to exist any lien, security interest, or assignment of collateral securing the repayment of the Subordinated Debt. Any such judgment lien, and any other lien, security interest, or assignment existing in violation of the foregoing shall be fully subordinate to any lien, security interest, or assignment in favor of the Senior Creditors which secures any of the Senior Debt. At the request of the Senior Creditors, the Subordinated Creditor and the Debtor will take any and all steps necessary to fully effect the release of any such lien, security interest, assignment, or collateral.

      2.4 LIMITATION OF ACTION. Until the Senior Debt is paid in full in cash, Subordinated Creditor shall not, without the prior written consent of Senior Creditors, initiate or participate with others in any suit, action or proceeding against Debtor or any of its Subsidiaries to enforce payment of or to collect all or any part of the Subordinated Debt or commence judicial enforcement of any of its rights or remedies with respect to the Subordinated Debt.

      2.5 FURTHER ASSURANCES. The Subordinated Creditor and the Debtor agree to execute any and all other instruments requested by the Senior Creditors to further evidence the subordination of the Subordinated Debt to the Senior Debt as herein provided.

Section 3. SUBORDINATION ABSOLUTE. This is an irrevocable agreement of subordination and the Senior Creditors may, without notice to any of the parties hereto and without impairing or releasing the obligations of the Debtor and the Subordinated Creditor hereunder, (a) create Senior Debt by extending credit under the Credit Agreement; (b) change the terms of or increase the amount of the Senior Debt by increasing, extending, rearranging, amending, supplementing, or otherwise modifying any of the Loan Documents or other instruments or agreements creating Senior Debt; (c) sell, exchange, release, or otherwise deal with any collateral securing any Senior Debt; (d) release anyone, including the Debtor or any guarantor, liable in any manner for the payment or collection of any Senior Debt; (e) exercise or refrain from exercising any rights against the Debtor or any other Person; and (f) apply any sums received by any of the Senior Creditors, from whatever source, to the payment of the Senior Debt.

Section 4.  PROVISIONS REGARDING SUBORDINATED DEBT.

      4.1 There may be no increases, extensions, rearrangements, amendments, supplements, or other modifications to the Subordinated Note which increase the principal amount of, increase the interest rate payable on, or accelerate the scheduled principal and interest payments on the Subordinated Note, or add or make more restrictive any default or covenant, without the prior written permission of the Senior Creditors.

      4.2 The Subordinated Creditor will cause all Subordinated Debt to be evidenced by a note, debenture, instrument, or other writing evidencing the Subordinated Debt and will inscribe

                                  Exhibit H-3
a statement or legend thereon to the effect that such note, debenture, instrument, or other writing is subordinated to the Senior Debt in favor of the Senior Creditors in the manner and to the extent set forth in this Agreement.

      4.3 The Subordinated Creditor shall mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement and cause all financial statements of the Subordinated Creditor hereafter prepared for delivery to any person to make specific reference to the provisions of this Agreement.

      4.4 The Subordinated Creditor shall not assign or otherwise transfer to any other person any interest in the Subordinated Debt unless the Subordinated Creditor causes the assignee or other transferee to execute and deliver to the Senior Creditors a subordination agreement in substantially the form of this Agreement or otherwise acknowledges to the reasonable satisfaction of the Senior Creditors the subordination of the Subordinated Debt in accordance with this Agreement.

Section 5.  MISCELLANEOUS.

      5.1 To the extent not paid by the Debtor, the Subordinated Creditor shall reimburse the Senior Creditors for all reasonable expenses of the Senior Creditors, including reasonable charges and disbursements of legal counsel for the Senior Creditors, in connection with the execution, amendment, modification, waiver, and interpretation of this Agreement, and the administration, preservation, and enforcement of any rights of the Senior Creditors under this Agreement. To the extent not paid by the Debtor, the Subordinated Creditor shall indemnify the Senior Creditors against all claims, liabilities, damages, and expenses in connection with any litigation or proceeding relating to this Agreement, INCLUDING CLAIMS CAUSED BY THE SENIOR CREDITORS' OWN NEGLIGENCE, EXCEPT AS A RESULT OF THE SENIOR CREDITORS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Senior Creditors are hereby authorized to setoff and apply any obligations owed by the Senior Creditors to the Debtor against any obligations of the Debtor under this Agreement. The provisions of this paragraph shall survive termination of this Agreement.

      5.2 This Agreement shall be governed by the laws of the State of Texas. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. The Senior Creditors' remedies under this Agreement shall be cumulative, and no delay in enforcing this Agreement shall act as a waiver of the Senior Creditors' rights hereunder. The provisions of this Agreement may be waived or amended only in a writing signed by all of the parties hereto. This Agreement shall bind the Subordinated Creditor and the Debtor and their successors and assigns and shall inure to the benefit of the Senior Creditors and their successors and assigns. This Agreement may be executed in multiple counterparts which together shall constitute one and the same agreement. Unless otherwise specified, all notices provided for in this Agreement shall be in writing, delivered to the following addresses:

If to the Subordinated Creditor:

      ______________________________

                                  Exhibit H_4

      ______________________________
      Telephone: ___________________
      Telecopier: __________________


If to the Debtor:
      Castle Dental Centers, Inc.
      Attn: Jack H. Castle, Jr.
      1360 Post Oak Boulevard
      Houston, Texas  77056
      Telephone:  (713) 513-1401
      Telecopier: (713) 513-1400


If to the Senior Creditors:
      Bank of America, N.A.
      Attn: Matt Bryant
      700 Louisiana, 7th Floor
      Houston, Texas  77002
      Telephone:  713-247-6056
      Telecopier: 713-247-7748

or to such other address as shall be designated by one party in writing to the other parties. Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of the receiving party.

THIS WRITTEN AGREEMENT AND THE RELATED CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                  Exhibit H-5

      EXECUTED as of the date first above written.

                                    BANK OF AMERICA, N.A. (formerly NationsBank,
                                    N.A.)


                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________



                                    CASTLE DENTAL CENTERS, INC.

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________



                                    [SUBORDINATED CREDITOR]

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                  Exhibit H-6